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                           EXHIBIT 21

                   SUBSIDIARIES OF INTERGRAPH

             (Incorporated by reference to exhibits
             filed with Intergraph's Annual Report
                on Form 10-K for the fiscal year
                    ended December 31, 1993,
                        File No. 0-9722)

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